Securities and Exchange Commission
                           Washington, D.C. 20549



                                 Form 8-K/A



                               Current report



                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 20, 2002

                    The Reader's Digest Association, Inc.
           (Exact name of registrant as specified in its charter)



               Delaware             1-10434           13-1726769
            (State or other    (Commission File    (I.R.S. Employer
            jurisdiction of         Number)         Identification
           incorporation or                            Number)
             organization)

                Pleasantville, New York           10570-7000
                 (Address of principal            (Zip Code)
                   executive offices)

             Registrant's telephone number, including area code:
                               (914) 238-1000



                                                          Page 1 of 47 Pages.





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Item 5. Other Events.

      As previously reported, on May 20, 2002, The Reader's Digest Association, Inc. ("Reader's Digest") completed the acquisition from Reiman Holding Company, LLC ("Reiman") of substantially all of the assets of Reiman and its subsidiaries for $760 million in cash, subject to adjustment, and the assumption of certain liabilities from Reiman and its subsidiaries. Reiman is a publisher of cooking, gardening, country lifestyle and nostalgia magazines and books in the United States and Canada. The purchase price was determined through arms' length negotiation between the parties and was financed through five- and six-year syndicated term loan financing. The acquisition includes Reiman's principal headquarters in Greendale, Wisconsin which Reader's Digest intends to continue to use.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Pursuant to the requirements of the Securities Exchange Act of 1934, Reader's Digest hereby amends its Current Report on Form 8-K, dated May 21, 2002. Item 7, the Financial Statements of the Business Acquired and Pro Forma Condensed Combined Financial Information has been amended to include:

 (a)  Financial Statements of Business Acquired:

      The following audited financial information of Reiman as of December 31, 2001 and 2000, and for the years then ended, are included as Exhibit
99.1 to this 8-K/A:

      Report of Ernst & Young LLP, Independent Auditors.

      Consolidated Balance Sheets.

      Consolidated Statements of Operations.

      Consolidated Statements of Members' Equity.

      Consolidated Statements of Cash Flows.

      Notes to Consolidated Financial Statements.

      The following unaudited interim financial information of Reiman as of, and for the three-months ended, March 31, 2002, is included as Exhibit 99.2 to this 8-K/A:

      Condensed Consolidated Balance Sheet.

      Condensed Consolidated Statement of Operations.

      Condensed Consolidated Statement of Cash Flows.

      Notes to Condensed Consolidated Financial Statements.

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(b)   Pro Forma Condensed Combined Financial Information:

      The following unaudited pro forma condensed combined financial information of Reader's Digest and Reiman is included as Exhibit 99.3 to this 8-K/A:

Unaudited pro forma condensed combined financial information of Reader's Digest and Reiman.

      Unaudited Pro Forma Condensed Combined Statement of Income for the Twelve-Months Ended June 30, 2001.

      Notes to Unaudited Pro Forma Condensed Combined Statement of Income for the Twelve-Months Ended June 30, 2001.

      Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31,
      2002.

      Unaudited Pro Forma Condensed Combined Statement of Income for the Nine-Months Ended March 31, 2002.

      Notes to Unaudited Pro Forma Condensed Combined Financial Information as of, and for the Nine-Months Ended, March 31, 2002.

      The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Reader's Digest and Reiman for the respective periods. Such historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the transaction, (2) factually supportable, and (3) with respect to the income statement, expected to have a continuing impact on the combined results. This information should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Reader's Digest included in Reader's Digest's 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 27, 2001 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 filed on May 7, 2002.

      The unaudited pro forma condensed combined financial information is presented for informational purposes only and does not purport to represent what the combined companies' financial position or operating results actually would have been had the transaction been consummated at the dates indicated. The unaudited pro forma condensed combined financial information also does not purport to project the future operating results or financial position of the combined companies.

      The unaudited pro forma condensed combined financial information was prepared using the purchase method of accounting with Reader's Digest treated as the acquiror. The purchase accounting pro forma adjustments are based on available information and assumptions that Reader's Digest believes are reasonable and have been made solely for purposes of developing unaudited pro forma condensed combined financial information.

      (c)  Exhibits

          23.1        Consent of Ernst & Young LLP
          99.1 Reiman audited consolidated financial statements as of December 31, 2001 and 2000, and for the years then ended
          99.2 Reiman unaudited condensed consolidated financial statements as of, and for the three-months ended, March 31, 2002
          99.3 Reader's Digest's unaudited pro forma condensed combined financial information

                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               The Reader's Digest Association, Inc.

Date:  June 11, 2002

                               /s/ MICHAEL S. GELTZEILER
                               -----------------------------------------
                               Name:Michael S. Geltzeiler
                               Title:Senior Vice President and
                                    Chief Financial Officer

                                Exhibit Index

Exhibit No.                        Description
23.1        Consent of Ernst & Young LLP
99.1 Reiman audited consolidated financial statements as of December 31, 2001 and 2000, and for the years then ended
99.2 Reiman unaudited condensed consolidated financial statements as of, and for the three-months ended, March 31, 2002
99.3 Reader's Digest's unaudited pro forma condensed combined financial information